Exhibit 99.1

YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of PartnerRe Ltd. common stock for the upcoming Special General Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-888-216-1289, on a touch-tone phone. If outside the U.S. or Canada, call 215-521-4898. Please follow the simple instructions. You will be required to provide the unique Control Number printed below. OR 2. Vote by Internet—Please access https://www.proxyvotenow.com/pre, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique Control Number printed below. You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. OR 3. Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: PartnerRe Ltd., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155. 6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED 6 To vote, mark blocks below in blue or black ink as follows The Board of Directors recommends you vote FOR the following proposals 1. to consider and vote on a proposal to approve FOR AGAINST ABSTAIN 3. to consider and vote on a proposal to adjourn FOR AGAINST ABSTAIN and adopt the amalgamation agreement, the the PartnerRe special general meeting, if statutory amalgamation agreement and the necessary or appropriate, to solicit additional amalgamation; proxies, if there are insufficient votes to 2. to consider and vote on the proposal, on an FOR AGAINST ABSTAIN approve the amalgamation proposal at such advisory (non-binding) basis,to approve the special general meeting. compensation that may be paid or become payable to PartnerRe’s named executive officers in connection with the amalgamation; and Date:, 2015 Signature Signature (Joint Owners) Title Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other, fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED PartnerRe Ltd. This Proxy is solicited on behalf of the Board of Directors of PartnerRe Ltd. in connection with our Special General Meeting of Shareholders to be held on July 24, 2015 The undersigned shareholder(s) of PartnerRe Ltd. hereby appoint(s) Jean-Paul L. Montupet and David Zwiener, or either of them, the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution to vote all of our Common Shares, $1.00 par value per share, which the undersigned may be entitled to vote at the Special General Meeting of Shareholders to be held July 24, 2015 and at any adjournment or postponement of such meeting with all powers which the undersigned would possess if personally present, for the purposes set forth on the reverse side hereof This Proxy will be voted as directed or, if no direction is indicated, it will be voted FOR the approval of the proposals 1, 2 and 3 described on the reverse side. In his discretion, the proxy is authorized to vote this proxy upon such other business as may properly come before the Special General Meeting or any adjournment or postponement hereof. Please complete, sign, date and return this proxy card using the enclosed envelope.

PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED To vote, mark blocks X below in blue or black ink as follows The Board of Directors recommends you vote FOR the following proposals 1. to consider and vote on a proposal to approve FOR AGAINST ABSTAIN 3. to consider and vote on a proposal to adjourn FOR AGAINST ABSTAIN and adopt the amalgamation agreement, the the PartnerRe special general meeting, if statutory amalgamation agreement and the necessary or appropriate, to solicit additional amalgamation. proxies, if there are insufficient votes to 2. [Not applicable for Preferred Shares] approve the amalgamation proposal at such special general meeting. Date:, 2015 Signature Signature (Joint Owners) Title Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership. please sign in full corporate or partnership name, by authorized officer.

PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED PartnerRe Ltd. This Proxy is solicited on behalf of the Board of Directors of PartnerRe Ltd. in connection with our Special General Meeting of Shareholders to be held on, July 24, 2015 The undersigned shareholder(s) of PartnerRe Ltd. hereby appoint(s) Jean-Paul L. Montupet and David Zwiener, or either of them, the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution to vote all of our Preferred Shares, $1.00 par value per share, which the undersigned may be entitled to vote at the Special General Meeting of Shareholders to be held July 24,2015 and at any adjournment or postponement of such meeting with all powers which the undersigned would possess if personally present, for the purposes set forth on the reverse side hereof This Proxy will be voted as directed or, if no direction is indicated, it will be voted FOR the approval of the proposals 1 and 3 described on the reverse side. In his discretion, the proxy is authorized to vote this proxy upon such other business as may properly come before the Special General Meeting or any adjournment or postponement thereof. Please complete, sign, date and return this proxy card using the enclosed envelope.